PROFOUND MEDICAL Corp.

(INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO)

NUMBER
CERT.9999

SHARES
9,000,000,000***
9,000,000,000*
****9,000,000,000***
*****9,000,000,000**
******9,000,000,000*

THIS CERTIFIES THAT

**** SPECIMEN ****

CUSIP: 74319B502
ISIN: CA74319B5027

is the registered owner of

*** NINE BILLION AND 00/100 ***

FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF

PROFOUND MEDICAL CORP.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

DATED: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED by
TSX Trust Company
Toronto, Ontario, Canada.
Transfer Agent and Registrar

By________________________
AUTHORIZED OFFICER

OR

COUNTERSIGNED by
Computershare Trust Company, N.A.
118 Fernwood Avenue, Edison, NJ 08837
Co-Transfer Agent

By________________________
AUTHORIZED OFFICER

Arun Menawat
Chief Executive Officer

Aaron Davidson
Chief Financial Officer

The Shares represented by this Certificate are transferable at the offices of Computershare Trust Company, N.A., Edison, New Jersey, USA, and at the offices of TSX Trust Company, Toronto, Ontario, Canada.

SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

Printed by datacm.com

6201954

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

(PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE)

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____

____ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated: ______________________

Signature: ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION

Guaranteed by: ______________________

999999

TIR5405

CERT.9999

RESTRICTIONS

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.